UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09373

Oppenheimer Senior Floating Rate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2013

Item 1.	Reports to Stockholders.

1	31	2013

SEMIANNUAL REPORT

Oppenheimer Senior Floating Rate Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/13

	Class A Shares of the Fund		Credit Suisse Leveraged Loan Index
	Without Sales Charge	With Sales Charge
6-Month	4.65%	0.99%	4.85%
1-Year	7.35	3.59	8.49
5-Year	5.72	4.97	5.71
10-Year	5.74	5.36	5.51

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 3.50% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER SENIOR FLOATING RATE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 4.65% during the six-month reporting period, which was roughly in line with its benchmark, the Credit Suisse Leveraged Loan Index, which returned 4.85%. The bank loan market generally fared well over the reporting period as investors looked forward to potentially higher interest rates in a recovering U.S. economy. Robust investor demand was met with a relatively limited supply of bank loans, as issuers retired older loans in favor of new ones with tighter credit spreads.

MARKET OVERVIEW

The Federal Reserve’s (the “Fed’s”) target for short-term interest rates remained in a range between 0% and 0.25% throughout the reporting period, which effectively anchored yields of short-term debt instruments near historical lows. In addition, the Fed announced additional measures as part of an aggressively accommodative monetary policy designed to stimulate greater economic growth. Just weeks prior to the start of the reporting period, the Fed extended Operation Twist, a program involving massive purchases of longer term bonds and sales of short-term debt obligations, through the end of 2012. In September, the Fed launched a third, open-ended round of quantitative easing to buy U.S. government securities from financial institutions, providing them with cash that can be used for consumer and business loans. At the same time, the Fed stated its intention to maintain low short-term interest rates through mid-2015, an extension of its previous 2014 time frame.

The Fed’s policies appeared to gain a degree of traction, as a variety of U.S. economic data showed improvement during the reporting period. The unemployment rate, which had remained stubbornly high in the wake of the 2008 financial crisis, fell from 8.2% at the end of July 2012 to 7.9% at the end of January 2013. The rate of U.S. economic growth climbed from a 1.3% annualized rate in the second quarter of 2012 to 3.1% in the third quarter. Although U.S. economic growth slowed in the fourth quarter, with GDP an estimated 0.1%, other economic indicators continued to post gains, including personal consumption, durable goods purchases and housing market activity.

Economic conditions in the rest of the world also seemed to be on the mend. While Europe continued to struggle with its sovereign debt crisis, analysts were encouraged when the head of the European Central Bank publicly stated its intent to support the euro as the European Union’s common currency. Concerns regarding an economic slowdown in the emerging markets also eased, in the hope that China’s new leadership may adopt more stimulative fiscal policies than their predecessors.

OPPENHEIMER SENIOR FLOATING RATE FUND	3

The coordinated, accommodative monetary policies of the world’s major central banks kept yields of high quality, short-term sovereign debt obligations at low levels despite mounting evidence of stronger economic growth. Consequently, many investors turned to other market sectors for higher yields, including corporate bonds and floating-rate bank loans. Meanwhile, new issuance in the bank loan market was limited mainly to refinancing activity, in which issuers replaced existing loans with new ones at tighter credit spreads, and default rates remained below historical averages. These factors put additional downward pressure on floating-rate bank loans.

FUND PERFORMANCE

Despite the tightening of credit spreads during the reporting period, we continued to find relatively attractive income opportunities among senior floating rate bank loans. We generally maintained the Fund’s focus on loans with credit ratings in the single-B tier, which occupies the middle of the below-investment-grade spectrum. Conversely, we maintained underweight exposure to higher quality BB- and BBB-rated loans. In addition, we maintained an investment posture we considered neither aggressive nor defensive; instead, the Fund’s generally neutral stance reflected a balance between economically sensitive issuers and those traditionally considered defensive.

Our security selection process proved effective during the six-month period, as we established mildly overweight positions in some of the market’s better performing industry groups, including loans issued on behalf of companies in the aerospace/defense, building materials, chemicals, media, and transportation sectors. Laggards during the reporting period included the broadcasting, consumer products, lodging-and-gaming, and energy areas. The Fund encountered credit problems in only one holding during the reporting period, a loan issued on behalf of a U.S. casino operator.

STRATEGY & OUTLOOK

Although we have been encouraged by recent evidence of U.S. and global economic recoveries, a number of headwinds remain. In the United States, we remain concerned about the ongoing, contentious debate regarding government spending and fiscal policy. In this environment, the Fed has indicated that it intends to maintain its aggressively accommodative policy stance until it sees substantial improvement in labor market conditions. We therefore expect yields of short-term debt obligations to remain near historical lows.

We also expect the senior bank loan market will remain bolstered by strong investor demand for a limited supply of loans in a low interest-rate environment. Therefore, we have positioned the Fund constructively, maintaining its emphasis on single-B rated loans, which we believe offer an attractive balance between current income and potential risks.

4	OPPENHEIMER SENIOR FLOATING RATE FUND

In light of today’s low interest rates, it is becoming more difficult to find higher yielding bank loans that meet our credit criteria. However, we believe that the scarcity of higher yields is likely to be temporary, as the Fed will likely raise its target for short-term

Joseph Welsh, CFA Portfolio Manager

interest rates if the U.S. economy and labor markets continue to recover. Due to their floating coupon rates, senior bank loans historically have performed well when interest rates rise, without the principal volatility that can erode the value of fixed-rate securities.

Margaret Hui, CFA Portfolio Manager

OPPENHEIMER SENIOR FLOATING RATE FUND	5

Top Holdings and Allocations

TOP TEN CORPORATE LOAN INDUSTRIES
Commercial Services & Supplies	11.0%
Media	10.0
Hotels, Restaurants & Leisure	7.9
Health Care Equipment & Supplies	5.5
Health Care Providers & Services	4.3
Auto Components	3.3
Chemicals	3.3
Aerospace & Defense	2.9
Electrical Equipment	2.8
Electric Utilities	2.5

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2013, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	7.3%
A	0.1
BBB	1.4
BB	30.2
B	51.9
CCC	5.4
CC	0.1
C	0.1
Unrated	3.5
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of January 31, 2013, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

6	OPPENHEIMER SENIOR FLOATING RATE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/13

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OOSAX)	9/8/99	4.65%	7.35%	5.72%	5.74%
Class B (OOSBX)	9/8/99	4.19%	6.68%	5.03%	5.37%
Class C (OOSCX)	9/8/99	4.40%	6.97%	5.19%	5.22%
Class I (OOSIX)	10/26/12	2.18%*	N/A	N/A	N/A
Class N (OOSNX)	10/26/12	2.05%*	N/A	N/A	N/A
Class Y (OOSYX)	11/28/05	4.80%	7.66%	5.96%	5.12%*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/13
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OOSAX)	9/8/99	0.99%	3.59%	4.97%	5.36%
Class B (OOSBX)	9/8/99	1.19%	3.68%	4.87%	5.37%
Class C (OOSCX)	9/8/99	3.40%	5.97%	5.19%	5.22%
Class I (OOSIX)	10/26/12	2.18%*	N/A	N/A	N/A
Class N (OOSNX)	10/26/12	1.05%*	N/A	N/A	N/A
Class Y (OOSYX)	11/28/05	4.80%	7.66%	5.96%	5.12%*

* Shows performance since inception.

STANDARDIZED YIELDS
For the 30 Days Ended 1/31/13
Class A	4.80%
Class B	4.32%
Class C	4.50%
Class I	5.30%
Class N	4.73%
Class Y	5.24%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless

OPPENHEIMER SENIOR FLOATING RATE FUND	7

indicated otherwise): for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 3% (1-year) and 1% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I and Y shares. Returns for periods of less than one year are cumulative and not annualized.

Standardized yield is based on net investment income for the 30-day period ended 1/31/13 and the maximum offering price at the end of the period (including the maximum sales charge) for Class A shares and the net asset value for Class B, Class C, Class I, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Credit Suisse Leveraged Loan Index, a representative index of tradable, senior secured, U.S. dollar-denominated, non-investment-grade loans. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8	OPPENHEIMER SENIOR FLOATING RATE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER SENIOR FLOATING RATE FUND	9

Fund Expenses  Continued

Actual	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During 6 Months Ended January 31, 2013[1,2]
Class A	$1,000.00	$1,046.50	$5.74
Class B	1,000.00	1,041.90	8.99
Class C	1,000.00	1,044.00	8.17
Class I	1,000.00	1,021.80	2.01
Class N	1,000.00	1,020.50	3.51
Class Y	1,000.00	1,048.00	4.24

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.61	5.67
Class B	1,000.00	1,016.43	8.88
Class C	1,000.00	1,017.24	8.07
Class I	1,000.00	1,021.48	3.78
Class N	1,000.00	1,018.70	6.58
Class Y	1,000.00	1,021.07	4.19

1. Actual expenses paid for Classes A, B, C & Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Classes I & N are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 98/365 to reflect the period from October 26, 2012 (inception of offering) to January 31, 2013.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended January 31, 2013 for Classes A, B, C, & Y and for the period from October 26, 2012 (inception of offering) to January 31, 2013 for Classes I & N are as follows:

Class	Expense Ratios
Class A	1.11%
Class B	1.74
Class C	1.58
Class I	0.74
Class N	1.29
Class Y	0.82

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS    January 31, 2013 / (Unaudited)

	Principal Amount	Value
Corporate Loans—92.5%
Consumer Discretionary—28.8%
Auto Components—3.3%
Federal Mogul Corp., Sr. Sec. Credit Facilities Term Loan: Tranche B, 1.938%, 12/29/14[1]	$6,621,622	$6,302,956
Tranche C, 1.938%, 12/28/15[1]	3,378,378	3,203,125
FleetPride, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/19/19[1]	22,535,000	22,910,591
Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.75%, 4/30/19[1]	49,965,000	50,696,438
HHI Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%-6.904%, 9/18/18[1]	15,000,000	15,309,375
Metaldyne LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 12/18/18[1]	27,260,000	27,702,975
Remy International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 12/16/16[1]	4,646,114	4,704,190
Schaeffler AG, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C2, 6%, 1/27/17[1]	36,410,000	36,910,638
Sequa Automotive Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 11/15/18[1]	22,500,000	22,626,563
TI Group Auto Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 3/14/18[1]	40,456,180	40,961,883
Transtar Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 10/9/18[1]	11,176,988	11,344,642
UCI International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/26/17[1]	13,196,806	13,328,774
		256,002,150
Automobiles—0.0%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 5.333%, 8/3/13[2]	53,158,633	267,122
Distributors—1.2%
99 Cents Only Stores, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.25%, 1/13/19[1]	25,692,901	26,064,446
Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 3/11/17[1]	14,072,475	14,186,814
Cole Haan, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 1/7/20[1]	14,080,000	14,238,400
Rite Aid Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche 5, 4.50%, 3/3/18[1]	13,173,104	13,206,037
Sprouts Farmers LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 4/18/18[1]	21,983,437	22,244,491
		89,940,188
Diversified Consumer Services—1.2%
Audio Visual Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 11/9/18[1]	23,236,763	23,207,717
Audio Visual Services Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.75%, 4/11/19[1]	10,545,000	10,492,275

OPPENHEIMER SENIOR FLOATING RATE FUND	11

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Diversified Consumer Services Continued
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term, 6.25%, 6/16/18[1]	$28,590,205	$28,780,816
Monitronics International, Inc., Sr. Sec. Credit Facilites 1st Lien Term Loan, Tranche B, 5.50%, 3/23/18[1]	19,254,152	19,494,829
TransFirst Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 12/15/17[1]	11,360,000	11,544,600
TransFirst Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11%, 12/20/18[1]	1,785,000	1,829,625
		95,349,862
Hotels, Restaurants & Leisure—7.9%
24 Hour Fitness Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%-7.50%, 4/22/16[1]	35,020,352	35,400,738
American Seafoods Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/18/18[1]	18,220,912	18,038,703
BLB Management Services, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.384%, 11/5/15[1]	3,809,465	3,852,321
CCM Merger, Inc./MotorCity Casino, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 3/1/17[1]	34,411,795	34,798,927
Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities Term Loan, 4.454%, 1/28/18[1]	60,937,939	55,796,301
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 3.204%, 1/28/15[1]	5,000,000	4,970,140
Tranche B6, 5.454%, 1/28/18[1]	43,000,000	40,043,750
Corner Investment Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 11%, 11/2/19[1]	12,000,000	12,120,000
Equinox Holdings, Inc., Sr. Sec. Credit Facilitites 1st Lien Term Loan, 4.25%, 2/5/20[1]	20,995,000	21,309,925
Focus Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%-7.131%, 2/21/18[1]	16,131,544	16,394,410
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2%-3.174%, 6/30/14[1,3]	29,380,391	28,333,715
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 3.174%, 6/30/14[1,3]	13,230,021	12,758,703
Golden Nugget, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 2L, 3.47%, 11/2/14[1]	7,000,000	6,265,000
Greektown Superholdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 11/26/18[1]	26,545,000	26,777,269
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%-4.75%, 3/25/17[1]	24,268,164	24,632,186
Jacobs Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 10/29/18[1]	11,221,875	11,292,012
Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 4/24/18[1]	41,231,550	41,870,433
MGM Resorts International, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/31/19[1]	26,365,000	26,823,646

12	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure Continued
Michael Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 2/25/18[1]	$7,421,852	$7,542,457
NP OPCO LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 9/28/19[1]	15,209,413	15,447,060
OSI Restaurant Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%-5.656%, 10/28/19[1]	15,371,672	15,549,959
PF Chang’s China Bistro, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%-5.25%, 6/22/19[1]	8,761,813	8,898,497
Peninsula Gaming LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 8/3/17[1]	25,940,000	26,393,950
Peppermill Casinos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%, 10/17/19[1]	11,000,000	11,275,000
Pinnacle Operating Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 11/10/19[1]	17,875,200	17,942,232
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9%, 2/17/17[1,2]	51,760,573	21,933,543
Rock Ohio Caesars LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 1%-8.50%, 8/19/17[1]	1,480,000	1,533,650
Town Sports International, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 4/27/18[1]	31,347,085	31,699,739
U.S. Foodservice, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 3/31/17[1]	37,924,821	37,911,282
		617,605,548
Household Durables—1.3%
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3%, 7/15/13[1,2,3,4]	23,797,050	5,949,263
Party City Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 7/27/19[1]	27,697,750	28,078,594
Renfro Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 1/7/19[1]	18,845,000	19,080,563
SRAM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%-5.656%, 6/7/18[1]	13,471,438	13,606,152
SRAM Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 12/7/18[1]	3,000,000	3,048,675
Wilton Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 8/30/18[1]	30,564,375	31,175,662
		100,938,909
Leisure Equipment & Products—0.7%
Bombardier Recreational Products, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 1/31/19[1]	10,000,000	10,124,110
Caesars Entertainment Corp. Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.25%, 4/25/17[1]	37,930,000	38,783,425
Stockbridge/SBE Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 13%, 5/2/17[1]	8,070,000	8,695,425
		57,602,960

OPPENHEIMER SENIOR FLOATING RATE FUND	13

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Media—10.0%
Advanstar Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.57%, 6/2/14[1]	$35,224,839	$32,142,665
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/16/15[1]	68,333,129	65,528,600
Barrington Broadcasting LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 6/14/17[1]	9,885,648	10,046,291
Cinram International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 12.144%, 12/31/13[2,3]	10,546,024	1,740,094
Cinram International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 0.432%, 12/31/13[2,3]	577,191	2,889
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche A, 3.602%, 7/30/14[1]	22,601,911	22,374,333
Tranche B, 3.852%, 1/29/16[1]	73,512,350	63,990,222
Cogeco Cable, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 12/2/19[1]	13,885,213	14,093,491
DG FastChannel, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 7/26/18[1]	20,391,348	19,779,607
Entercom Radio LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%-5.918%, 11/23/18[1]	4,587,000	4,638,604
Fox Acquisition Sub LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/14/17[1]	29,800,313	30,321,818
Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/18/19[1]	21,750,000	22,041,298
Granite Broadcasting Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.50%, 5/23/18[1]	15,636,425	15,616,879
Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 4.75%, 10/12/19[1]	18,035,766	18,373,936
Hubbard Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/28/17[1]	4,838,843	4,878,158
Hubbard Broadcasting, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 4/30/18[1]	4,000,000	4,085,000
IMG Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/16/16[1]	17,074,975	17,288,412
Instant Web, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.577%, 8/7/14[1]	5,429,316	3,963,400
Instant Web, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 3.577%, 8/7/14[1]	473,350	345,546
Kasima LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 3/31/17[1]	16,113,000	16,173,424
LIN Television Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 12/21/18[1]	7,578,450	7,630,552
Legendary Pictures, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6%, 6/9/17[1]	14,255,277	14,273,096
Mediacom Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 4.50%, 10/23/17[1]	7,875,000	7,914,375

14	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Media Continued
Mediacom Communications Corp./MCC Georgia LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche FA, 4.50%, 10/23/17[1]	$17,686,709	$17,848,843
Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 4.50%, 12/3/19[1]	1,564,160	1,591,533
Mood Media Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 5/6/18[1]	14,787,839	14,858,082
NEP Broadcasting, LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 1/3/20[1]	5,000,000	5,096,875
NEP Broadcasting LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 7/3/20[1]	3,000,000	3,114,999
Nexstar Broadcasting Group, Inc., Sr. Sec Credit Facilities Term Loan, Tranche B, 4.50%, 7/19/19[1]	3,699,840	3,764,587
Nine Entertainment Co. Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 1/31/19[1]	20,000,000	20,150,000
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 6/9/17[1]	27,301,744	27,643,015
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/9/18[1]	7,000,000	7,166,250
Playboy Enterprises, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.25%, 3/6/17[1]	6,610,972	6,726,664
RCN Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%-6.50%, 8/26/16[1]	17,076,887	17,327,490
Radio One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 3/31/16[1]	34,215,610	34,835,768
Raycom TV Broadcasting LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/31/17[1]	18,139,985	18,185,335
Star Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche A, 8%, 9/29/14[1]	534,529	526,511
Tranche B, 8%, 9/29/14[1,3]	1,074,430	1,058,313
Univision Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.452%, 3/31/17[1]	74,876,208	75,240,855
Village Roadshow Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/21/17[1]	10,500,000	10,631,250
WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 10/12/19[1]	37,150,000	37,752,759
Wide Open West Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 7/17/18[1]	74,732,938	75,746,316
		776,508,135
Multiline Retail—0.5%
Neiman Marcus Group, Inc., Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 5/16/18[1]	35,255,000	35,515,006
Specialty Retail—2.3%
Burlington Coat Factory Investments Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 2/23/17[1]	33,903,049	34,383,353

OPPENHEIMER SENIOR FLOATING RATE FUND	15

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Specialty Retail Continued
Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 11/14/17[1]	$31,708,778	$32,239,900
J. Crew Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%-4.50%, 3/7/18[1]	14,219,536	14,356,170
Jo-Ann Stores, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/16/18[1]	28,032,198	28,207,854
Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2%-5.25%, 10/16/19[1]	23,741,676	24,020,474
Michaels Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 1/16/20[1]	20,000,000	20,229,680
PETCO Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/24/17[1]	21,296,042	21,402,519
Toys R Us Delaware, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 9/1/16[1]	7,118,453	7,084,640
		181,924,590
Textiles, Apparel & Luxury Goods—0.4%
Freedom Group, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/19/19[1]	12,383,559	12,337,121
Visant Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 12/22/16[1]	15,389,211	14,818,533
		27,155,654
Consumer Staples—3.7%
Beverages—0.4%
Ferrara Candy Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%-8.361%, 6/18/18[1]	33,133,500	33,630,503
Food & Staples Retailing—1.8%
BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 9/29/18[1]	15,162,000	15,437,857
BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 3/29/19[1]	3,975,000	4,151,391
Fairway Group Acquisition, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.25%, 8/17/18[1]	26,553,450	27,018,135
Roundy’s Supermarkets, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/13/19[1]	6,630,098	6,348,319
SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8%, 8/30/18[1]	32,186,260	32,813,216
Smart & Final, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 11/15/19[1]	44,055,000	44,587,317
Smart & Final, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 11/15/20[1]	7,535,000	7,713,956
		138,070,191
Food Products—1.0%
Advancepierre Foods, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 7/10/17[1]	18,715,000	19,060,067

16	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Food Products Continued
Advancepierre Foods, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 10/10/17[1]	$3,750,000	$3,862,500
Del Monte Foods Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/8/18[1]	37,138,020	37,385,470
JBS USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/25/18[1]	16,745,000	16,912,450
		77,220,487
Household Products—0.1%
Spectrum Brands Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/9/19[1]	8,180,000	8,281,742
Personal Products—0.4%
Levlad LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 10%, 3/5/15[1,3,4]	5,266,658	5,134,992
Prestige Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%-6.148%, 1/31/19[1]	9,672,712	9,784,557
Revlon, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 11/19/17[1]	11,696,016	11,813,712
		26,733,261
Energy—3.4%
Energy Equipment & Services—2.4%
Ameriforge Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 1/31/19[1]	12,500,000	12,671,875
Ameriforge Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 1/21/21[1]	3,000,000	3,065,625
Buffalo Gulf Coast Terminals, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 10/31/17[1]	9,645,420	9,838,328
CCS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.208%-6.50%, 11/14/14[1]	25,470,289	25,467,660
Chesapeake Energy Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.75%, 12/2/17[1]	16,800,000	17,262,000
EP Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 5/24/18[1]	16,840,000	17,068,519
Frac Tech International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 5/6/16[1]	15,280,870	13,391,986
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[1]	17,430,000	17,662,394
Sheridan Production Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 10/2/19[1]	52,950,843	54,013,252
Vantage Drilling Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 10/25/17[1]	17,012,500	17,225,156
		187,666,795
Oil, Gas & Consumable Fuels—1.0%
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Tranche NM, 4.25%, 2/23/14[1]	485,054	387,436
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Delayed Draw, 11.834%, 3/3/14[1]	7,272,037	5,808,539

OPPENHEIMER SENIOR FLOATING RATE FUND	17

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 4.25%-13.834%, 2/23/14[1]	$4,251,547	$3,395,924
NGPL PipeCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 9/15/17[1]	24,010,893	24,731,220
Samson Investment Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6%, 9/25/18[1]	27,035,000	27,406,731
Tallgrass Operations LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 11/13/18[1]	17,110,000	17,395,172
		79,125,022
Financials—3.8%
Capital Markets—2.0%
American Capital Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 8/22/16[1]	9,365,000	9,575,713
Nuveen Investments, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%-5.812%, 5/13/17[1]	38,880,288	39,275,156
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.703%-5.81%, 5/13/17[1]	19,687,833	19,921,626
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 2/28/19[1]	19,160,000	19,591,100
Springleaf Financial Funding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/10/17[1]	37,095,000	37,294,386
Walter Investment Management Corp.. Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/28/17[1]	31,128,625	31,494,386
		157,152,367
Commercial Banks—0.2%
ResCap Residential Capital LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession: Tranche A1, 5.919%, 11/18/13[1]	5,175,000	5,189,557
Tranche A2, 7.646%, 11/18/13[1]	7,215,000	7,282,641
		12,472,198
Consumer Finance—0.4%
Fly Leasing Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 8/8/18[1]	33,644,704	34,096,822
Diversified Financial Services—0.2%
Altisource Portfolio Solutions, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 11/27/19[1]	12,750,000	12,989,063
AmWINS Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 6/6/19[1]	995,000	1,004,121
		13,993,184
Insurance—0.5%
Flying Fortress, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 6/30/17[1]	23,145,000	23,318,588

18	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Insurance Continued
Swett & Crawford Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.452%, 4/3/14[1]	$19,962,403	$19,613,061
		42,931,649
Real Estate Management & Development—0.5%
Realogy Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 3.202%, 10/10/13[1]	1,383,101	1,394,338
Tranche B, 4.456%, 10/10/16[1]	36,213,452	36,507,686
		37,902,024
Health Care—11.6%
Biotechnology—0.4%
Grifols, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/1/17[1]	26,547,305	26,608,151
Health Care Equipment & Supplies—5.5%
ATI Physical Therapy, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 12/31/19[1]	10,000,000	10,025,000
Alere, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 4.50%, 6/30/17[1]	6,065,000	6,127,815
Tranche B2, 4.75%, 6/30/17[1]	10,684,000	10,790,840
Axcan Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 5.50%, 2/10/17[1]	27,314,413	27,633,090
BSN Medical GmbH & Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5%, 8/28/19[1]	24,600,000	24,825,508
Bausch & Lomb, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/17/19[1]	34,252,875	34,702,444
Biomet, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.952%-4.06%, 7/25/17[1]	14,363,418	14,540,346
Capsugel Holdings US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 8/1/18[1]	11,710,541	11,915,476
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 2/25/17[1]	40,672,190	40,913,701
Convatec Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5%, 12/22/16[1]	33,056,149	33,572,651
DJO Finance LLC/DJO Finance Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.202%, 11/1/16[1]	8,464,583	8,570,391
DJO Finance LLC/DJO Finance Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 9/15/17[1]	18,490,972	18,722,110
Emdeon, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 11/2/18[1]	3,622,625	3,686,022
Golden Gate National Senior Care LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 5/4/18[1]	34,940,767	33,630,489
HCR ManorCare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 4/6/18[1]	36,993,590	36,068,750
IASIS Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 5/3/18[1]	19,402,038	19,608,184

OPPENHEIMER SENIOR FLOATING RATE FUND	19

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Health Care Equipment & Supplies Continued
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C1, 5.50%, 5/4/18[1]	$25,454,660	$25,900,117
LHP Hospital Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9%, 7/3/18[1]	7,741,500	7,906,007
National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.50%, 2/9/17[1]	38,238,996	38,812,581
Sage Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 12/13/19[1]	9,840,000	9,963,000
United Surgical Partners International, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 4/3/19[1]	1,885,275	1,908,055
VWR Funding Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 4/3/17[1]	10,000,000	10,081,250
		429,903,827
Health Care Providers & Services—4.3%
Ardent Medical Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 10/31/19[1]	35,900,000	36,618,000
Ardent Medical Services, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11%, 11/2/18[1]	1,500,000	1,550,625
AssuraMed Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 10/24/19[1]	16,550,000	16,818,938
Aveta, Inc./MMM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10%, 10/26/17[1]	8,290,526	8,352,705
CHG Buyer Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 10/31/18[1]	3,760,575	3,812,283
DaVita, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/20/16[1]	11,777,854	11,943,486
Emergency Medical Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 5/25/18[1]	36,248,775	36,466,268
Genesis Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10%-10.574%, 7/26/17[1]	20,364,359	19,880,705
Genoa Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%, 8/10/14[1]	3,689,632	3,357,565
Gentiva Health Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.50%, 8/17/16[1]	18,580,986	18,801,635
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 6/1/18[1]	27,719,830	27,771,805
MSO of Puerto Rico, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 10%, 10/26/17[1]	6,029,474	6,074,695
Multiplan, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 8/26/17[1]	34,609,808	34,847,751
Quintiles Transnational, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 6/30/18[1]	13,843,392	14,039,512
Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%-5.902%, 6/1/18[1]	54,966,256	55,767,829
US Renal Care, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 7/3/19[1]	10,795,750	10,984,676

20	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Health Care Providers & Services Continued
Vanguard Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 1/29/16[1]	$10,746,309	$10,863,777
inVentiv Health, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 8/4/16[1]	17,431,949	17,301,209
		335,253,464
Pharmaceuticals—1.4%
Catalent Pharma Solutions, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.202%, 9/15/16[1]	7,627,773	7,699,283
Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 9/15/17[1]	27,956,482	28,340,885
Par Pharmaceutical, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 9/30/19[1]	15,955,588	16,189,943
Pharmaceutical Product Development, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 12/5/18[1]	25,615,000	25,823,122
Valeant Pharmaceuticals International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/27/19[1]	10,435,000	10,599,351
Warner Chilcott Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B1, 4.25%, 3/15/18[1]	11,719,979	11,856,716
Tranche B2, 4.25%, 3/15/18[1]	2,626,053	2,656,692
Tranche B3 Add-on, 4.25%, 3/15/18[1]	5,839,727	5,907,859
		109,073,851
Industrials—24.3%
Aerospace & Defense—2.9%
AM General LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.192%, 9/30/13[1]	22,996,024	22,478,613
Consolidated Precision Product, Sr. Sec. Credit Facilities Revolving 1st Lien Term Loan, 4.50%, 12/28/19[1]	13,500,000	13,702,500
DAE Aviation Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B1, 6.25%, 11/2/18[1]	19,303,684	19,713,887
Tranche B2, 6.25%, 11/2/18[1]	8,751,003	8,936,962
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/20/17[1]	29,328,375	29,707,092
DynCorp International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 7/7/16[1]	21,013,453	21,217,032
Evergreen Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.50%, 6/30/15[1]	28,976,486	27,455,221
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 10%, 12/31/15[1]	31,496,956	24,882,596
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 14.396%-14.439%, 6/30/16[1]	8,838,686	6,651,111
Landmark Aviation FBO Canada, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 10/25/19[1]	1,077,224	1,082,610
Landmark Aviation, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 10/25/19[1]	10,547,776	10,653,254

OPPENHEIMER SENIOR FLOATING RATE FUND	21

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Aerospace & Defense Continued
Sequa Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%-5.251%, 6/30/17[1]	$28,870,000	$29,351,176
US Airways Group, Inc., Sr. Sec. Credit Facilities Term Loan, 2.702%, 3/21/14[1]	6,770,000	6,738,269
United Air Lines, Inc., Sr. Sec. Credit Facilities Term Loan, 2.25%, 2/1/14[1]	3,741,524	3,761,403
		226,331,726
Airlines—0.3%
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.25%, 10/18/18[1]	25,180,000	25,545,110
Building Products—0.9%
Atrium Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 10.956%, 4/30/16[1,3]	19,007,073	18,177,541
CPG International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 9/21/19[1]	20,748,000	20,942,513
Flag Luxury Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.231%, 3/21/11[2]	3,640,440	273,033
Nortek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 4/26/17[1]	9,300,625	9,405,257
Wilsonart International Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 10/31/19[1]	21,430,000	21,771,551
		70,569,895
Commercial Services & Supplies—11.0%
ADS Waste Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 10/9/19[1]	33,100,000	33,472,375
Advantage Sales & Marketing LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 12/18/17[1]	20,030,953	20,261,309
Advantage Sales & Marketing LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.25%, 6/18/18[1]	21,812,000	22,050,580
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 2/3/17[1]	13,682,786	13,811,062
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 2/2/18[1]	7,475,000	7,521,719
Asurion Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/24/18[1]	28,501,491	28,868,391
Asurion Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9%, 5/24/19[1]	13,882,166	14,324,660
Booz Allen & Hamilton, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/31/19[1]	21,426,300	21,734,303
Bright Horizons Family Solutions, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 1/31/19[1]	1,000,000	1,010,625
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 3/16/17[1]	13,686,069	13,822,929
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 3/16/18[1]	8,940,000	9,040,575
Ceridian Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.956%, 5/9/17[1]	30,524,490	30,918,775

22	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Commercial Services & Supplies Continued
Corporate Executive Board, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 7/2/19[1]	$11,970,000	$12,067,256
DigitalGlobe, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 7/22/19[1]	4,000,000	4,053,332
EVERTEC, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 9/30/16[1]	27,864,229	28,247,363
Expert Global Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8%, 4/3/18[1]	33,651,207	34,016,295
First Data Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.205%, 3/23/18[1]	61,215,219	60,827,849
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche D1, 5.205%, 3/24/17[1]	8,000,000	8,023,752
Tranche E2, 5.205%, 3/24/17[1]	26,372,369	26,388,852
First Data Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.205%, 9/24/18[1]	20,000,000	20,052,080
GCA Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 5.25%, 12/31/17[1]	11,270,000	11,298,175
GCA Services Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 9.25%, 11/1/20[1]	6,780,000	6,746,100
Infogroup, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 5/26/18[1]	23,174,956	21,147,147
Insight Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 10/31/19[1]	21,000,000	21,262,500
Interactive Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 2/11/18[1]	2,933,333	2,950,751
Interactive Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 2/11/18[1]	23,559,004	23,698,897
KAR Auction Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 5/19/17[1]	8,155,800	8,273,007
Language Line LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 6/20/16[1]	42,286,345	42,162,996
Language Line LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 12/20/16[1]	13,060,000	12,994,700
NES Rentals Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 13.25%, 10/20/14[1]	1,828,851	1,810,562
New Breed Logistics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 10/1/19[1]	22,400,000	22,344,000
Osmose Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 11/26/18[1]	21,070,000	21,333,375
Plato Learning, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 5/17/18[1]	15,990,000	16,229,850
Protection One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 3/21/19[1]	24,819,996	25,068,196
Sabre, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.989%, 9/30/17[1]	9,370,270	9,503,796

OPPENHEIMER SENIOR FLOATING RATE FUND	23

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Commercial Services & Supplies Continued
Sabre, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.952%, 12/29/17[1]	$9,379,970	$9,497,219
Sabre, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.952%, 9/30/17[1]	54,463,381	55,239,484
Sedgwick CMS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 12/31/16[1]	19,424,250	19,569,931
TransUnion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 2/10/18[1]	7,328,682	7,441,668
Travelport LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.056%, 8/23/15[1]	7,744,375	7,618,528
Travelport LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 5.056%, 8/23/15[1]	29,980,339	29,493,158
Travelport LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche S, 5.061%, 8/23/15[1]	1,158,091	1,139,272
Travelport LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 11%, 11/22/15[1]	2,195,000	2,260,850
U.S. Investigations Services, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.955%, 2/21/15[1]	8,742,004	8,392,324
WCA Waste Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/23/18[1]	15,815,488	15,973,643
Waste Industries USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/17/17[1]	8,960,260	9,027,462
West Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B4, 5.50%, 7/15/16[1]	5,442,971	5,529,151
Tranche B6, 5.75%, 6/30/18[1]	23,929,750	24,318,608
		852,839,432
Electrical Equipment—2.8%
Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/8/16[1]	17,767,093	17,944,764
Applied Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/8/17[1]	2,255,000	2,277,550
Attachmate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%, 11/22/17[1]	42,265,844	42,820,583
Attachmate Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11%, 11/22/18[1]	3,935,000	3,920,244
CCC Information Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 12/31/19[1]	4,810,000	4,891,168
Eagle Parent, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 5/16/18[1]	25,270,175	25,522,877
Freescale Semiconductor, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.46%, 12/1/16[1]	44,867,523	45,040,442
Genesys Telecommunications, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 1/31/19[1]	21,973,950	22,207,424
OpenLink Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.75%, 10/30/17[1]	12,870,000	12,934,351
Rocket Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 2/8/18[1]	8,673,750	8,746,028

24	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Electrical Equipment Continued
Trizetto Group Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 5/2/18[1]	$29,104,178	$29,146,612
		215,452,043
Industrial Conglomerates—1.1%
Air Distribution Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 11/9/18[1]	31,040,000	31,583,200
Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/8/20[1]	25,710,000	26,036,723
Hillman Group, Inc., Sr. Sec. Credit Facilities 1st lien Term Loan, Delayed Draw, 1.75%, 5/31/16[1]	4,000,000	4,020,000
Sensus USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 5/9/17[1]	17,926,325	18,023,432
Veyance Technologies, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.75%, 7/31/15[1]	8,000,000	7,875,000
		87,538,355
Machinery—2.1%
Alliance Laundry Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 7/30/19[1]	10,796,998	10,999,442
Boomerang Tube LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 11%, 10/11/17[1]	15,800,000	15,918,500
CPM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 8/29/17[1]	10,643,325	10,783,019
Colfax Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/11/19[1]	5,690,015	5,724,986
Pelican Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 7/11/18[1]	19,133,850	19,181,685
Rexnord LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/1/18[1]	11,491,200	11,626,221
Schrader International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 4/27/18[1]	17,705,625	17,882,682
Silver II Borrower SARL, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 12/13/19[1]	30,610,000	30,984,973
Terex Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/28/17[1]	13,270,520	13,452,989
Veyance Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.46%-5.50%, 7/31/14[1]	25,375,119	25,235,134
Veyance Technologies, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.46%, 7/31/14[1]	2,616,528	2,600,175
		164,389,806
Marine—0.8%
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 7/29/17[1]	5,000,000	5,068,750
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/29/17[1]	30,459,194	30,878,008

OPPENHEIMER SENIOR FLOATING RATE FUND	25

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Marine Continued
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 8/17/17[1]	$24,488,625	$24,893,700
		60,840,458
Road & Rail—0.7%
Swift Transportation Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%-5%, 12/21/17[1]	34,480,120	34,954,221
U.S. Xpress Enterprises, Inc., Sr. Sec. Credit Facilities Term Loan, 7.50%, 10/12/14[1]	4,414,458	4,348,241
Wabash National Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 5/8/19[1]	14,604,638	14,805,451
		54,107,913
Trading Companies & Distributors—1.7%
International Lease Finance Corp./Delos Aircraft, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 4/12/16[1]	8,205,000	8,287,050
Ocwen Financial Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 9/1/16[1]	8,200,401	8,261,904
Ocwen Financial Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 1/31/18[1]	38,825,000	39,213,250
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche A1, 5.25%, 3/19/16[1]	3,248,380	3,305,226
Tranche A2, 7%, 3/19/17[1]	29,970,000	31,718,240
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%-5.75%, 10/15/17[1]	37,692,153	38,386,631
		129,172,301
Information Technology—4.0%
Communications Equipment—0.1%
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 10/1/18[1]	12,537,000	12,732,891
Internet Software & Services—0.6%
Avaya, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.812%, 10/26/17[1]	5,000,000	4,703,470
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 8%, 3/30/18[1]	24,074,395	24,322,674
Hyland Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term, Tranche B, 5.50%, 7/12/19[1]	16,000,000	16,160,000
		45,186,144
IT Services—0.9%
Sophia LP, Sr. Sec Credit Facilities 1st Lien Term Loan, 6.25%, 7/19/18[1]	14,692,442	14,813,655
Vertafore, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, 5.25%, 7/29/16[1]	52,615,211	53,322,254
		68,135,909
Semiconductors & Semiconductor Equipment—0.8%
Freescale Semiconductor, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6%, 2/28/19[1]	24,113,457	24,279,237

26	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Semiconductors & Semiconductor Equipment Continued
NXP BV, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche A2, 5.50%, 3/3/17[1]	$8,658,400	$8,850,513
Tranche B, 5.25%, 3/19/19[1]	30,966,000	31,411,136
		64,540,886
Software—1.6%
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.25%, 10/4/18[1]	37,412,500	37,852,097
Deltek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 10/10/18[1]	18,825,001	19,142,672
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 10/10/19[1]	4,115,000	4,199,016
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.25%, 4/5/18[1]	27,380,508	27,818,597
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 10/30/19[1]	16,665,001	16,845,532
Petroleum Place, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 11/20/18[1]	17,556,000	17,731,560
		123,589,474
Materials—7.0%
Chemicals—3.3%
Ascend Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/10/18[1]	10,272,375	10,400,780
Chemtura Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 5.50%, 8/29/16[1]	13,769,000	13,975,535
Cristal Inorganic Chemicals, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.061%, 11/15/14[1]	28,400,000	28,476,907
DuPont Performance Coatings, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 1/31/20[1]	32,135,000	32,670,498
Houghton International, Inc., Sr. Sec. Credit Facilitites 1st Lien Term Loan, 5.25%, 7/30/19[1]	18,985,000	19,293,506
Houghton International, Inc., Sr. Sec. Credit Facilitites 2nd Lien Term Loan, 10.356%, 12/17/20[1]	3,800,000	3,871,250
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 5/4/18[1]	27,008,065	27,666,306
K2 Pure Solutions NoCal LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 10%, 9/10/15[1]	6,953,675	6,936,290
Nexeo Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 5%, 9/8/17[1]	8,593,829	8,620,684
Tranche B, 5%, 9/9/17[1]	12,792,938	12,677,008
Nusil Technology LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 4/7/17[1]	12,305,085	12,392,242
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/15/17[1]	43,855,001	44,503,703
PolyOne Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 12/20/17[1]	3,722,500	3,769,031

OPPENHEIMER SENIOR FLOATING RATE FUND	27

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Chemicals Continued
Univar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 6/30/17[1]	$30,233,987	$30,552,865
		255,806,605
Construction Materials—0.3%
Grohe Holding GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 5/18/17[1]	18,308,000	18,582,620
Realogy Corp., Non-Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.452%, 10/10/16[1]	1,620,177	1,571,571
Roofing Supply Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 5/31/19[1]	7,481,250	7,565,414
		27,719,605
Containers & Packaging—1.3%
Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 7/3/19[1]	30,019,762	30,425,029
Exopack LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 5/31/17[1]	34,475,000	34,719,186
Reynolds Group Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 9/28/18[1]	22,294,125	22,649,449
Xerium Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/26/17[1]	10,873,917	10,907,898
		98,701,562
Metals & Mining—2.1%
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan, 2.408%, 12/19/13[2]	1,890,661	189
Arch Coal, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 5/16/18[1]	49,041,234	50,481,820
Fairmount Minerals Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 3/15/17[1]	26,143,280	26,182,494
Fortescue Metals Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 10/18/17[1]	43,506,000	44,170,685
Noranda Aluminum Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/28/19[1]	12,902,500	13,096,038
Patriot Coal Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 9.25%, 12/31/13[1]	21,941,923	22,133,915
Walter Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3%, 4/2/18[1]	10,000,000	10,104,170
		166,169,311
Telecommunication Services—3.4%
Diversified Telecommunication Services—2.4%
Endurance International Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 10/15/19[1]	22,545,000	22,770,450
Endurance International Group, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.25%, 5/9/20[1]	22,545,000	22,601,363
IPC Systems, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 7/31/17[1]	26,513,694	26,381,126

28	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Diversified Telecommunication Services Continued
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 7.75%, 7/31/17[1]	$3,690,750	$3,658,456
Level 3 Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 8/1/19[1]	8,865,000	8,995,759
Level 3 Financing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B II, 4.75%, 8/1/19[1]	44,945,000	45,523,667
U.S. TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/23/17[1]	33,979,478	33,979,478
Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/2/19[1]	19,143,800	19,420,696
		183,330,995
Wireless Telecommunication Services—1.0%
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 12/14/17[1]	26,283,871	26,428,793
Leap Wireless International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/10/19[1]	19,580,000	19,763,563
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[1]	35,537,605	34,930,516
		81,122,872
Utilities—2.5%
Electric Utilities—2.5%
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.743%, 10/19/15[1,3]	7,303,826	4,080,965
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 8/25/17[1]	17,449,275	17,536,521
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.25%, 8/25/18[1]	3,730,000	3,692,700
MACH Gen LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.064%, 2/22/15[1,3]	31,330,456	22,087,972
Texas Competitive Electric Holdings Co. LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.708%-4.81%, 10/10/17[1]	175,295,956	115,777,545
Texas Competitive Electric Holdings Co. LLC, Non-Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.708%-3.81%, 10/10/14[1]	41,354,398	31,229,013
		194,404,716
Total Corporate Loans (Cost $7,145,922,546)		7,197,153,671
Corporate Bonds and Notes—3.5%
Aleris International, Inc., 6% Bonds, 6/1/20	98,792	96,816
Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20[5]	6,355,000	6,585,369
Ardagh Packaging Finance plc/Ardagh MP Holdings, 4.875% Sr. Sec. Nts., 11/15/22[5]	2,360,000	2,354,100
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7.375% Sr. Sec. Nts., 10/15/17[5]	2,500,000	2,759,375

OPPENHEIMER SENIOR FLOATING RATE FUND	29

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Corporate Bonds and Notes Continued
Beazer Homes USA, Inc., 6.625% Sr. Sec. Nts., 4/15/18	$5,000,000	$5,375,000
Berry Plastics Holding Corp., 4.183% Sr. Sec. Nts., 9/15/14[1]	19,201,000	19,249,003
Biomet, Inc., 6.50% Sr. Unsec. Nts., 8/1/20[5]	5,000,000	5,268,750
Catalyst Paper Corp., 11.995% Sr. Sec. Nts., 10/30/17[3]	7,641,790	6,304,477
CIT Group, Inc., 5% Sr. Unsec. Nts., 8/15/22	7,460,000	7,916,895
Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[5]	3,420,000	3,762,000
Continental Rubber Of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[5]	5,925,000	6,102,750
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[5]	17,845,000	17,889,613
Energy Future Intermediate Holding Co. LLC/EFIH Fiance, Inc., 11.75% Sec. Nts., 3/1/22[5]	26,860,000	30,721,125
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[5]	8,870,000	9,158,275
Freescale Semiconductor, Inc., 9.25% Sr. Sec. Nts., 4/15/18[5]	7,500,000	8,287,500
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21[5]	5,365,000	5,579,600
Health Management Associates, Inc., 7.375% Sr. Unsec. Nts., 1/15/20	2,000,000	2,207,500
HealthSouth Corp., 8.125% Sr. Unsec. Unsub. Nts., 2/15/20	4,000,000	4,410,000
Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20[5]	11,850,000	11,731,500
Inergy Midstream LP/Finance Corp., 6% Sr. Unsec. Nts., 12/15/20[5]	8,610,000	8,932,875
Jaguar Land Rover plc, 5.625% Sr. Unsec. Nts., 2/1/23[5]	575,000	589,375
K Hovnanian Enterprises, Inc., 7.25% Sr. Sec. Nts., 10/15/20[5]	7,505,000	8,293,025
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18	6,600,000	7,210,500
PQ Corp., 8.75% Sr. Sec. Nts., 5/1/18[5]	14,970,000	15,905,625
Sappi Papier Holding GmbH: 7.75% Sr. Sec. Nts., 7/15/17[5]	5,000,000	5,643,750
8.375% Sr. Sec. Nts., 7/15/19[5]	1,000,000	1,133,750
Tenet Healthcare Corp., 4.50% Sr. Sec. Nts., 4/1/21[5]	6,225,000	6,139,406
Universal Hospital Services, Inc., 7.625% Sr. Sec. Nts, 8/15/20	3,000,000	3,232,500
Univision Communications, Inc., 6.75% Sr. Sec. Nts., 9/15/22[5]	17,910,000	18,805,500
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[5]	17,500,000	19,118,750
Verso Paper Holdings LLC/Verso Paper, Inc.: 11.75% Sr. Sec. Nts., 1/15/19	14,770,000	15,656,200
11.75% Sr. Sec. Nts., 1/15/19	3,700,000	2,682,500
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[5]	8,880,000	5,661,000
Total Corporate Bonds and Notes (Cost $267,180,135)		274,764,404
	Shares
Preferred Stocks—0.0%
Alpha Media Group, Inc., Preferred[4,6] (Cost $0)	1,145	—
Common Stocks—0.3%
Aleris Corp.[6,7]	114,329	4,573,160
Alpha Media Group, Inc.[4,6]	8,587	—

30	OPPENHEIMER SENIOR FLOATING RATE FUND

	Shares	Value
Common Stocks Continued
BLB Management Services, Inc.[6]	165,551	$3,352,408
Champion Opco LLC[6]	183,994	—
Cinram International Income Fund[6]	17,849,008	—
Eningen Realty, Inc.[6]	1,642	7,184
Levlad LLC[4,6]	40,755	122,264
Young Broadcasting, Inc., Cl. A4,6	3,416	12,810,000
Total Common Stocks (Cost $15,135,801)		20,865,016
	Units
Rights, Warrants and Certificates—0.6%
Champion Opco LLC Wts., Strike Price $0.000001, Exp. 1/27/20[6]	67,016	—
ION Media Networks, Inc. Wts., Strike Price $0.01, Exp. 12/18/16[6]	35,695	24,986,500
Young Broadcasting, Inc. Wts., Strike Price $0.01, Exp. 12/24/24[4,6]	6,585	24,693,750
Total Rights, Warrants and Certificates (Cost $23,123,530)		49,680,250
	Shares
Investment Companies—8.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[4,8]	594,131,733	594,131,733
Oppenheimer Short Duration Fund, Cl. Y4	4,990,020	50,000,000
Total Investment Companies (Cost $644,131,733)		644,131,733
Total Investments, at Value (Cost $8,095,493,745)	105.2%	8,186,595,074
Liabilities in Excess of Other Assets	(5.2)	(406,848,539)

Net Assets	100.0%	$7,779,746,535

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3. Interest or dividend is paid-in-kind, when applicable.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units/ Principal July 31, 2012	Gross Additions	Gross Reductions	Shares/Units/ Principal January 31, 2013
Alpha Media Group, Inc.	8,587	—	—	8,587
Alpha Media Group, Inc., Preferred	1,145	—	—	1,145
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3%, 7/15/13	22,394,755	1,402,295	—	23,797,050
Levlad LLC	40,755	—	—	40,755
Levlad LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 10%, 3/5/15	5,891,331	—	624,673	5,266,658

OPPENHEIMER SENIOR FLOATING RATE FUND	31

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

	Shares/Units/ Principal July 31, 2012	Gross Additions	Gross Reductions		Shares/Units/ Principal January 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	259,822,618	1,548,567,115	1,214,258,000		594,131,733
Oppenheimer Short Duration Fund, Cl. Y	—	4,990,020	—		4,990,020
Young Broadcasting, Inc., Cl. A	3,703	—	287		3,416
Young Broadcasting, Inc. Wts., Strike Price $0.01, Exp. 12/24/24	7,138	—	553		6,585

		Value	Income		Realized Gain
Alpha Media Group, Inc.		$—	$—		$—
Alpha Media Group, Inc., Preferred		—	—		—
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3%, 7/15/13		5,949,263	327,813	[a]	—
Levlad LLC		122,264	—		—
Levlad LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 10%, 3/5/15		5,134,992	286,423	[a]	4,524
Oppenheimer Institutional Money Market Fund, Cl. E		594,131,733	477,926		—
Oppenheimer Short Duration Fund, Cl. Y		50,000,000	27,230		—
Young Broadcasting, Inc., Cl. A		12,810,000	—		574,000
Young Broadcasting, Inc. Wts., Strike Price $0.01, Exp. 12/24/24		24,693,750	—		1,106,000

		$692,842,002	$1,119,392		$1,684,524

a. All or portion of the transactions were the result of non-cash interest or dividends.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $200,423,013 or 2.58% of the Fund’s net assets as of January 31, 2013.

6. Non-income producing security.

7. Restricted security. The aggregate value of restricted securities as of January 31, 2013 was $4,573,160, which represents 0.06% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Depreciation
Aleris Corp.	4/23/10	$5,305,725	$4,573,160	$732,565

8. Rate shown is the 7-day yield as of January 31, 2013.

See accompanying Notes to Financial Statements.

32	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES    January 31, 2013 / (Unaudited)

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $7,405,545,504)	$7,493,753,072
Affiliated companies (cost $689,948,241)	692,842,002
8,186,595,074
Cash	69,606,475
Receivables and other assets:
Investments sold	94,120,886
Shares of beneficial interest sold	86,807,146
Interest, dividends and principal paydowns	35,843,541
Other	330,084
Total assets	8,473,303,206
Liabilities
Payables and other liabilities:
Investments purchased	671,399,768
Shares of beneficial interest redeemed	13,416,864
Dividends	5,602,798
Distribution and service plan fees	1,130,070
Transfer and shareholder servicing agent fees	616,543
Shareholder communications	158,794
Trustees’ compensation	53,010
Other	1,178,824
Total liabilities	693,556,671
Net Assets	$7,779,746,535
Composition of Net Assets
Par value of shares of beneficial interest	$932,004
Additional paid-in capital	8,299,391,047
Accumulated net investment income	7,558,930
Accumulated net realized loss on investments	(619,236,775)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	91,101,329
Net Assets	$7,779,746,535

OPPENHEIMER SENIOR FLOATING RATE FUND	33

STATEMENT OF ASSETS AND LIABILITIES    (Unaudited) / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,211,067,341 and 384,527,616 shares of beneficial interest outstanding)	$8.35
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$8.65
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $88,522,942 and 10,595,913 shares of beneficial interest outstanding)	$8.35
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,171,317,504 and 259,724,257 shares of beneficial interest outstanding)	$8.36
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,071 and 1,209 shares of beneficial interest outstanding)	$8.33
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,165,294 and 139,603 shares of beneficial interest outstanding)	$8.35
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,307,663,383 and 277,015,740 shares of beneficial interest outstanding)	$8.33

See accompanying Notes to Financial Statements.

34	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF OPERATIONS  For the Six Months Ended January 31, 2013 / (Unaudited)

Investment Income
Interest:
Unaffiliated companies	$221,262,848
Affiliated companies	614,236
Dividends affiliated companies	505,156
Other income	1,109,683
Total investment income	223,491,923
Expenses
Management fees	20,552,256
Distribution and service plan fees:
Class A	3,635,096
Class B	348,619
Class C	7,492,626
Class N	848
Transfer and shareholder servicing agent fees:
Class A	1,825,627
Class B	110,745
Class C	984,550
Class I	1
Class N	159
Class Y	858,731
Shareholder communications:
Class A	178,498
Class B	11,738
Class C	97,758
Class Y	52,136
Borrowing fees	3,271,336
Custodian fees and expenses	656,029
Trustees’ compensation	71,225
Other	252,200
Total expenses	40,400,178
Less waivers and reimbursements of expenses	(287,669)
Net expenses	40,112,509
Net Investment Income	183,379,414

OPPENHEIMER SENIOR FLOATING RATE FUND	35

STATEMENT OF OPERATIONS    (Unaudited) / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies	$(29,531,394)
Affiliated companies	1,684,524
Net realized loss	(27,846,870)
Net change in unrealized appreciation/depreciation on:
Investments	145,121,923
Translation of assets and liabilities denominated in foreign currencies	4,086
Net change in unrealized appreciation/depreciation	145,126,009
Net Increase in Net Assets Resulting from Operations	$300,658,553

See accompanying Notes to Financial Statements.

36	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012
Operations
Net investment income	$183,379,414	$297,620,522
Net realized loss	(27,846,870)	(116,399,144)
Net change in unrealized appreciation/depreciation	145,126,009	(28,115,571)
Net increase in net assets resulting from operations	300,658,553	153,105,807
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(75,881,818)	(133,446,160)
Class B	(2,117,760)	(4,362,704)
Class C	(47,023,432)	(83,091,619)
Class I	(144)	—
Class N	(8,544)	—
Class Y	(48,357,525)	(62,546,232)
	(173,389,223)	(283,446,715)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	498,946,957	(402,606,164)
Class B	(8,914,432)	(9,459,214)
Class C	288,376,949	3,408,208
Class I	10,000	—
Class N	1,158,154	—
Class Y	861,984,381	149,722,392
	1,641,562,009	(258,934,778)
Net Assets
Total increase (decrease)	1,768,831,339	(389,275,686)
Beginning of period	6,010,915,196	6,400,190,882
End of period (including accumulated net investment income (loss) of $7,558,930 and $(2,431,261), respectively)	$7,779,746,535	$6,010,915,196

See accompanying Notes to Financial Statements.

OPPENHEIMER SENIOR FLOATING RATE FUND	37

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2013	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,	Year Ended July 31,
Class A	(Unaudited)	2012	2011[1]	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.19	$8.33	$8.04	$7.18	$8.27	$9.11
Income (loss) from investment operations:
Net investment income[2]	.23	.44	.49	.50	.48	.62
Net realized and unrealized gain (loss)	.15	(.16)	.27	.82	(.99)	(.85)
Total from investment operations	.38	.28	.76	1.32	(.51)	(.23)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	(.42)	(.47)	(.46)	(.58)	(.61)
Net asset value, end of period	$8.35	$8.19	$8.33	$8.04	$7.18	$8.27
Total Return, at Net Asset Value[3]	4.65%	3.58%	9.65%	18.64%	(4.89)%	(2.68)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,211,067	$2,657,114	$3,125,845	$838,425	$575,490	$855,905
Average net assets (in thousands)	$2,903,955	$2,558,060	$1,961,051	$666,512	$624,278	$1,179,865
Ratios to average net assets:[4]
Net investment income	5.48%	5.47%	5.89%	6.47%	7.15%	7.11%
Expenses excluding interest and fees from borrowings	1.02%	1.06%	1.01%	1.14%	1.12%	1.02%
Interest and fees from borrowings	0.10%	0.11%	0.06%	0.29%	0.68%	0.14%
Total expenses[5]	1.12%	1.17%	1.07%	1.43%	1.80%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.11%	1.16%	1.06%	1.42%	1.75%	1.05%
Portfolio turnover rate	35%	54%	52%	67%	51%	50%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended January 31, 2013	1.13%
Year Ended July 31, 2012	1.18%
Year Ended July 29, 2011	1.08%
Year Ended July 30, 2010	1.44%
Year Ended July 31, 2009	1.81%
Year Ended July 31, 2008	1.17%

See accompanying Notes to Financial Statements.

38	OPPENHEIMER SENIOR FLOATING RATE FUND

	Six Months Ended January 31, 2013	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,	Year Ended July 31,
Class B	(Unaudited)	2012	2011[1]	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.20	$8.34	$8.05	$7.18	$8.27	$9.12
Income (loss) from investment operations:
Net investment income[2]	.20	.39	.44	.46	.44	.57
Net realized and unrealized gain (loss)	.14	(.16)	.27	.82	(.99)	(.87)
Total from investment operations	.34	.23	.71	1.28	(.55)	(.30)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.37)	(.42)	(.41)	(.54)	(.55)
Net asset value, end of period	$8.35	$8.20	$8.34	$8.05	$7.18	$8.27
Total Return, at Net Asset Value[3]	4.19%	2.92%	8.92%	18.04%	(5.49)%	(3.37)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$88,523	$95,676	$107,129	$87,676	$ 98,997	$149,858
Average net assets (in thousands)	$91,954	$95,258	$94,654	$96,622	$106,162	$201,066
Ratios to average net assets:[4]
Net investment income	4.87%	4.84%	5.34%	5.86%	6.53%	6.48%
Expenses excluding interest and fees from borrowings	1.65%	1.69%	1.70%	1.80%	1.76%	1.62%
Interest and fees from borrowings	0.10%	0.11%	0.06%	0.29%	0.68%	0.14%
Total expenses[5]	1.75%	1.80%	1.76%	2.09%	2.44%	1.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.74%	1.79%	1.75%	2.08%	2.39%	1.65%
Portfolio turnover rate	35%	54%	52%	67%	51%	50%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended January 31, 2013	1.76%
Year Ended July 31, 2012	1.81%
Year Ended July 29, 2011	1.77%
Year Ended July 30, 2010	2.10%
Year Ended July 31, 2009	2.45%
Year Ended July 31, 2008	1.77%

See accompanying Notes to Financial Statements.

OPPENHEIMER SENIOR FLOATING RATE FUND	39

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended January 31, 2013	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,	Year Ended July 31,
Class C	(Unaudited)	2012	2011[1]	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.20	$8.34	$8.05	$7.19	$8.27	$9.12
Income (loss) from investment operations:
Net investment income[2]	.21	.41	.45	.47	.45	.58
Net realized and unrealized gain (loss)	.15	(.16)	.27	.81	(.98)	(.87)
Total from investment operations	.36	.25	.72	1.28	(.53)	(.29)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.20)	(.39)	(.43)	(.42)	(.55)	(.56)
Net asset value, end of period	$8.36	$8.20	$8.34	$8.05	$7.19	$8.27
Total Return, at Net Asset Value[3]	4.40%	3.10%	9.10%	18.06%	(5.22)%	(3.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,171,318	$1,845,423	$1,877,203	$831,166	$670,264	$ 976,602
Average net assets (in thousands)	$1,982,460	$1,750,570	$1,320,002	$740,664	$705,289	$1,365,398
Ratios to average net assets:[4]
Net investment income	5.00%	5.00%	5.44%	6.01%	6.66%	6.60%
Expenses excluding interest and fees from borrowings	1.49%	1.52%	1.51%	1.62%	1.60%	1.54%
Interest and fees from borrowings	0.10%	0.11%	0.06%	0.29%	0.68%	0.14%
Total expenses[5]	1.59%	1.63%	1.57%	1.91%	2.28%	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.62%	1.56%	1.90%	2.23%	1.57%
Portfolio turnover rate	35%	54%	52%	67%	51%	50%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended January 31, 2013	1.60%
Year Ended July 31, 2012	1.64%
Year Ended July 29, 2011	1.58%
Year Ended July 30, 2010	1.92%
Year Ended July 31, 2009	2.29%
Year Ended July 31, 2008	1.69%

See accompanying Notes to Financial Statements.

40	OPPENHEIMER SENIOR FLOATING RATE FUND

Period Ended January 31, 2013[1]
Class I	(Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$8.27
Income (loss) from investment operations:
Net investment income[2]	.13
Net realized and unrealized gain	.05

Total from investment operations	.18
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)
Net asset value, end of period	$8.33

Total Return, at Net Asset Value[3]	2.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	6.08%
Expenses excluding interest and fees from borrowings	0.65%
Interest and fees from borrowings	0.10%

Total expenses[5]	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%
Portfolio turnover rate	35%

1. For the period from October 26, 2012 (inception of offering) to January 31, 2013. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended January 31, 2013	0.76%

See accompanying Notes to Financial Statements.

OPPENHEIMER SENIOR FLOATING RATE FUND	41

FINANCIAL HIGHLIGHTS    Continued

Period Ended January 31, 2013[1]
Class N	(Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$8.29
Income (loss) from investment operations:
Net investment income[2]	.12
Net realized and unrealized gain	.05

Total from investment operations	.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)
Net asset value, end of period	$8.35

Total Return, at Net Asset Value[3]	2.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,165
Average net assets (in thousands)	$ 643
Ratios to average net assets:[4]
Net investment income	5.56%
Expenses excluding interest and fees from borrowings	1.20%
Interest and fees from borrowings	0.10%

Total expenses[5]	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.29%
Portfolio turnover rate	35%

1. For the period from October 26, 2012 (inception of offering) to January 31, 2013. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended January 31, 2013	1.31%

See accompanying Notes to Financial Statements.

42	OPPENHEIMER SENIOR FLOATING RATE FUND

	Six Months Ended January 31, 2013	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,	Year Ended July 31,
Class Y	(Unaudited)	2012	2011[1]	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.17	$8.31	$8.03	$7.16	$8.25	$9.11
Income (loss) from investment operations:
Net investment income[2]	.24	.46	.50	.52	.47	.69
Net realized and unrealized gain (loss)	.15	(.16)	.27	.83	(.96)	(.93)
Total from investment operations	.39	.30	.77	1.35	(.49)	(.24)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.23)	(.44)	(.49)	(.48)	(.60)	(.62)
Net asset value, end of period	$8.33	$8.17	$8.31	$8.03	$7.16	$8.25
Total Return, at Net Asset Value[3]	4.80%	3.85%	9.81%	19.18%	(4.66)%	(2.78)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,307,664	$1,412,702	$1,290,014	$42,002	$8,507	$5,496
Average net assets (in thousands)	$1,758,364	$1,141,887	$557,932	$17,679	$7,054	$21,397
Ratios to average net assets:[4]
Net investment income	5.75%	5.73%	6.01%	6.67%	7.34%	7.69%
Expenses excluding interest and fees from borrowings	0.73%	0.79%	0.72%	0.76%	0.94%	0.73%
Interest and fees from borrowings	0.10%	0.11%	0.06%	0.29%	0.68%	0.14%
Total expenses[5]	0.83%	0.90%	0.78%	1.05%	1.62%	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.89%	0.77%	1.04%	1.57%	0.76%
Portfolio turnover rate	35%	54%	52%	67%	51%	50%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended January 31, 2013	0.84%
Year Ended July 31, 2012	0.91%
Year Ended July 29, 2011	0.79%
Year Ended July 30, 2010	1.06%
Year Ended July 31, 2009	1.63%
Year Ended July 31, 2008	0.88%

See accompanying Notes to Financial Statements.

OPPENHEIMER SENIOR FLOATING RATE FUND	43

NOTES TO FINANCIAL STATEMENTS    January 31, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer Senior Floating Rate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks income. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class N and I shares were first publicly offered on October 26, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as

44	OPPENHEIMER SENIOR FLOATING RATE FUND

the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can also under normal market conditions invest up to 10% of its net assets (plus borrowings for investment purposes) in uncollateralized floating rate Senior Loans. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The Senior Loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for some Senior Loans. As a result, some Senior Loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price when necessary. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

As of January 31, 2013, securities with an aggregate market value of $7,197,153,671, representing 92.51% of the Fund’s net assets were comprised of Senior Loans.

Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund’s investments in senior loans are subject to risk of missing an interest payment. Information concerning securities not accruing income as of January 31, 2013 is as follows:

Cost	$93,312,696
Market Value	$30,166,133
Market Value as a % of Net Assets	0.39%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an

OPPENHEIMER SENIOR FLOATING RATE FUND	45

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2012 capital loss carryforwards are included in the table below. Capital loss

46	OPPENHEIMER SENIOR FLOATING RATE FUND

carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2014	$4,679,034
2015	6,897,861
2016	50,471,975
2017	186,215,370
2018	203,947,679
2019	29,853,127
No expiration	89,485,935

Total	$571,550,981

As of January 31, 2013, it is estimated that the capital loss carryforwards would be $482,065,046 expiring by 2019 and $117,332,805 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended January 31, 2013, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$8,099,671,603

Gross unrealized appreciation	$174,564,721
Gross unrealized depreciation	(87,641,250)

Net unrealized appreciation	$86,923,471

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of

OPPENHEIMER SENIOR FLOATING RATE FUND	47

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

48	OPPENHEIMER SENIOR FLOATING RATE FUND

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

OPPENHEIMER SENIOR FLOATING RATE FUND	49

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a

50	OPPENHEIMER SENIOR FLOATING RATE FUND

standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Corporate Loans	$—	$7,197,153,482	$189	$7,197,153,671
Corporate Bonds and Notes	—	274,667,588	96,816	274,764,404
Preferred Stocks	—	—	—	—
Common Stocks	—	3,474,672	17,390,344	20,865,016
Rights, Warrants and Certificates	—	—	49,680,250	49,680,250
Investment Companies	644,131,733	—	—	644,131,733

Total Assets	$644,131,733	$7,475,295,742	$67,167,599	$8,186,595,074

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

OPPENHEIMER SENIOR FLOATING RATE FUND	51

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Common Stocks	$(5,659,286)	$5,659,286
Rights, Warrants and Certificates	(25,432,688)	25,432,688

Total Assets	$(31,091,974)	$31,091,974

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2013[1]		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	101,935,231	$844,785,228	123,813,315	$1,007,298,219
Dividends and/or distributions reinvested	8,045,252	66,682,796	12,526,172	101,695,238
Redeemed	(49,780,721)	(412,521,067)	(187,039,142)	(1,511,599,621)

Net increase (decrease)	60,199,762	$498,946,957	(50,699,655)	$(402,606,164)

Class B
Sold	674,395	$5,584,787	3,053,256	$24,860,454
Dividends and/or distributions reinvested	215,720	1,788,585	446,362	3,625,691
Redeemed	(1,967,234)	(16,287,804)	(4,673,973)	(37,945,359)

Net decrease	(1,077,119)	$(8,914,432)	(1,174,355)	$(9,459,214)

Class C
Sold	52,036,677	$431,928,805	51,673,131	$421,568,901
Dividends and/or distributions reinvested	4,248,272	35,254,220	7,315,197	59,481,599
Redeemed	(21,561,263)	(178,806,076)	(58,952,951)	(477,642,292)

Net increase	34,723,686	$288,376,949	35,377	$3,408,208

Class I
Sold	1,209	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	1,209	$10,000	—	$—

52	OPPENHEIMER SENIOR FLOATING RATE FUND

	Six Months Ended January 31, 2013[1]		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class N
Sold	141,582	$1,174,569	—	$—
Dividends and/or distributions reinvested	1,010	8,403	—	—
Redeemed	(2,989)	(24,818)	—	—

Net increase	139,603	$1,158,154	—	$—

Class Y
Sold	131,466,154	$1,087,596,447	116,256,459	$944,980,826
Dividends and/or distributions reinvested	4,647,935	38,445,563	5,976,533	48,451,695
Redeemed	(31,957,452)	(264,057,629)	(104,520,021)	(843,710,129)

Net increase	104,156,637	$861,984,381	17,712,971	$149,722,392

1. For the six months ended January 31, 2013 for Class A, Class B, Class C, and Class Y shares, and for the period from October 26, 2012 (inception of offering) to January 31, 2013 for Class I and N shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended January 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$3,874,188,434	$2,237,135,247

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective

OPPENHEIMER SENIOR FLOATING RATE FUND	53

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

January 1, 2013, OFI Global (the “Transfer Agent”) will serve as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Board of Trustees has currently set the fee for Class B and Class C shares at an annual rate of 0.50% of the daily net assets of those classes, but may increase up to 0.75% in the future. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the

54	OPPENHEIMER SENIOR FLOATING RATE FUND

Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class B	$7,943,250
Class C	72,238,088
Class N	1,262

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
January 31, 2013	$525,126	$37,581	$44,733	$99,699	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended January 31, 2013, the Manager waived fees and/or reimbursed the Fund $287,669 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Restricted Securities

As of January 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

7. Loan Commitments

Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $6,052,652 at January 31, 2013. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of

OPPENHEIMER SENIOR FLOATING RATE FUND	55

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

7. Loan Commitments Continued

unfunded loan commitments. At January 31, 2013, these commitments have a market value of $5,782,571 and have been included as Corporate Loans in the Statement of Investments.

8. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing senior loans and other portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in senior loans or other portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and related fees are disclosed separately or as other expenses on the Statement of Operations.

Details of the borrowings for the six months ended January 31, 2013 are as follows:

Average Daily Loan Balance	$—
Average Daily Interest Rate	—%
Fees Paid	$1,715,625
Interest Paid	$—

As of January 31, 2013, the Fund had no such borrowings outstanding.

9. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

56	OPPENHEIMER SENIOR FLOATING RATE FUND

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER SENIOR FLOATING RATE FUND	57

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

58	OPPENHEIMER SENIOR FLOATING RATE FUND

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Joseph Welsh and Margaret Hui, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load loan participation funds. The Board concluded that the Fund outperformed its performance universe median for the one-, three-, five- and ten-year periods.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load loan participation funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees, as well as its total expenses were higher than that of the respective expense group median and average. The Board considered that the Fund’s actual management fees are less than two basis points above the expense group median. The Board noted that the Fund was converted into an open-end fund in July 2010. The Board considered the Manager’s assertion that, since that

OPPENHEIMER SENIOR FLOATING RATE FUND	59

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

time, the Fund has maintained a liquidity facility to help manage significant redemptions, which has contributed to the Fund’s overall expenses.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board concluded that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until the earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

60	OPPENHEIMER SENIOR FLOATING RATE FUND

The Board concluded, as to each of the factors set forth above, that renewing the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER SENIOR FLOATING RATE FUND	61

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

62	OPPENHEIMER SENIOR FLOATING RATE FUND

OPPENHEIMER SENIOR FLOATING RATE FUND

Trustees and Officers

Sam Freedman, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Margaret Hui, Vice President

Joseph Welsh, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER SENIOR FLOATING RATE FUND	63

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

64	OPPENHEIMER SENIOR FLOATING RATE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER SENIOR FLOATING RATE FUND	65

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RS0291.001.0113 March 22, 2013

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Senior Floating Rate Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/14/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/14/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/14/2013